                                                                    EXHIBIT 99.3

                    UNAUDITED PRO FORMA FINANCIAL INFORMATION

The accompanying unaudited pro forma balance sheet as of September 30, 1998, gives the effect to the acquisition of certain assets of Banking Solutions Inc. as if the purchase had occurred on that date. The accompanying unaudited pro forma statements of operations for the year ended December 31, 1997 and the three months ended September 30, 1998 have been prepared to reflect adjustments to Towne Services' historical results of operations to give effect to the purchase as if it had occurred at the beginning of the respective periods. The pro forma adjustments are based upon available information and certain assumptions that management believes to be reasonable. Final purchase adjustments may differ from the pro forma adjustments herein.

The accompanying pro forma statements are not necessarily indicative of the results of operations which would have been attained had the purchase been consummated on the dates indicated or which may be attained in the future.

                              TOWNE SERVICES, INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS


                                                                           YEAR ENDED DECEMBER 31, 1997
                                                      -----------------------------------------------------------------------

                                                           HISTORICAL                   HISTORICAL                PRO FORMA
                                                      TOWNE SERVICES, INC.       BANKING SOLUTIONS, INC.         ADJUSTMENTS
                                                      --------------------       -----------------------      ---------------

REVENUES                                              $            722,364       $             8,085,813      $             -

COST AND EXPENSES
    Costs of processing, servicing, and support                    832,102                     3,867,946                    -
    Research & Development                                         332,470                       266,322                    -
    Purchased in process development                                     -                             -                    -
    Sales and Marketing                                            839,323                       459,774                    -
    Stock compensation expense                                           -                             -                    -
    General and Administrative                                   1,139,642                     3,665,590              798,000  (c)
                                                      --------------------       -----------------------      ---------------
        Total costs and expenses                                 3,143,537                     8,259,632              798,000
                                                      --------------------       -----------------------      ---------------

Operating (loss) income                                         (2,421,173)                     (173,819)            (798,000)

Other expenses:
    Interest (income) expense, net                                  95,946                         5,719               (9,586) (d)
    Other (Income) Expense                                          (1,018)                            -                    -
                                                      --------------------       -----------------------      ---------------
        Total other expenses                                        94,928                         5,719               (9,586)

Net loss                                              $         (2,516,101)      $              (179,538)     $      (788,414)
                                                      ====================       =======================      ===============

Net loss per common share                             $              (0.26)
                                                      ====================

Weighted average common shares outstanding                       9,600,592
                                                      ====================

                                                         ----------------

                                                               PRO FORMA
                                                         ----------------

REVENUES                                                 $      8,808,177

COST AND EXPENSES
    Costs of processing, servicing, and support                 4,700,048
    Research & Development                                        598,792
    Purchased in process development                                    -
    Sales and Marketing                                         1,299,097
    Stock compensation expense                                          -
    General and Administrative                                  5,603,232
                                                         ----------------
        Total costs and expenses                               12,201,169
                                                         ----------------

Operating (loss) income                                        (3,392,992)

Other expenses:
    Interest (income) expense, net                                 92,079
    Other (Income) Expense                                         (1,018)
                                                         ----------------
        Total other expenses                                       91,061

Net loss                                                 $     (3,484,053)
                                                         ================

Net loss per common share                                $          (0.34)
                                                         ================

Weighted average common shares outstanding                     10,136,676
                                                         ================



                                                                     NINE MONTHS ENDED SEPTEMBER 30, 1998
                                                      ----------------------------------------------------------------------

                                                           HISTORICAL                  HISTORICAL               PRO FORMA
                                                      TOWNE SERVICES, INC.      BANKING SOLUTIONS, INC.        ADJUSTMENTS
                                                      --------------------      -----------------------        -------------

REVENUES                                              $          3,136,865      $             6,638,031        $           -

COST AND EXPENSES
    Costs of processing, servicing, and support                  1,321,576                    3,225,843                    -
    Research & Development                                         293,079                      351,538                    -
    Sales and Marketing                                          3,596,783                      844,068                    -
    Stock compensation expense                                   6,231,156                            -                    -
    General and Administrative                                   2,696,936                    2,239,434              598,500  (c)
                                                      --------------------      -----------------------        -------------
        Total costs and expenses                                14,139,530                    6,660,883              598,500
                                                      --------------------      -----------------------        -------------

Operating loss                                                 (11,002,665)                     (22,852)            (598,500)

Other expenses:
    Interest (income) expense, net                                 (27,123)                      12,866              (16,434) (d)
    Other (Income) Expense                                           4,242                                                  -
    Financing                                                      323,000                            -                    -
                                                      --------------------      -----------------------        -------------
        Total other expenses                                       300,119                       12,866              (16,434)

Loss before extraordinary loss                                 (11,302,784)                     (35,718)            (582,066)

Extraordinary loss on early extinguishment                         476,239
                                                      --------------------      -----------------------        -------------

Net Loss                                                       (11,779,023)                     (35,718)            (582,066)

Preferred Stock Dividends                                       (5,108,000)                           -                    -

Accretion of warrants with redemption                             (691,972)                           -                    -
                                                      --------------------      -----------------------        -------------

Net loss attributable to
    common shareholders                               $        (17,578,995)     $               (35,718)       $    (582,066)
                                                      ====================      =======================        =============

Net loss per common share                             $              (1.23)
                                                      ====================

Weighted average common shares outstanding                      14,309,909
                                                      ====================



                                                         ----------------

                                                             PRO FORMA
                                                         ----------------

REVENUES                                                 $      9,774,896

COST AND EXPENSES
    Costs of processing, servicing, and support                 4,547,419
    Research & Development                                        644,617
    Sales and Marketing                                         4,440,851
    Stock compensation expense                                  6,231,156
    General and Administrative                                  5,534,870
                                                         ----------------
        Total costs and expenses                               21,398,913
                                                         ----------------

Operating loss                                                (11,624,017)

Other expenses:
    Interest (income) expense, net                                (30,691)
    Other (Income) Expense                                          4,242
    Financing                                                     323,000
                                                         ----------------
        Total other expenses                                      296,551
                                                                        -
Loss before extraordinary loss                                (11,920,568)
                                                                        -
Extraordinary loss on early extinguishment                        476,239
                                                         ----------------
                                                                        -
Net Loss                                                      (12,396,807)
                                                                        -
Preferred Stock Dividends                                      (5,108,000)
                                                                        -
Accretion of warrants with redemption                            (691,972)
                                                         ----------------
                                                                        -
Net loss attributable to                                                -
    common shareholders                                  $    (18,196,779)
                                                         ================

Net loss per common share                                $          (1.23)
                                                         ================

Weighted average common shares outstanding                     14,845,993
                                                         ================

                              TOWNE SERVICES, INC.
    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION


(a) On November 30, 1998, Towne Services, Inc. acquired all of the outstanding common stock of Banking Solutions, Inc. The acquisition was accounted for as a purchase, with the excess purchase price over the fair value of the net assets acquired to be allocated to goodwill. Goodwill has been estimated to be $14,171 and will be amortized over 25 years. A summary of the purchase price and the related purchase allocation follows:


                                AGGREGATE PURCHASE PRICE
              Cash paid at closing                                                 $ 9,976
              Financial, accounting, legal and other direct acquisition costs          430
              Cash paid to extinguish debt and payable                                 438
              Issuance of 536,084 shares of Towne Services, Inc.
                     common stock                                                    4,517
                                                                                   -------
                     Aggregate purchase price                                      $15,361


                      PRELIMINARY ALLOCATION OF PURCHASE PRICE

              Aggregate purchase price                                             $15,361
                Add net book value of liabilities assumed                            1,225
                                                                                   -------
              Excess of cost over the net book value of assets acquired             16,586
              Adjustments to record assets and liabilities at fair
              market value:
                Property, Plant and Equipment                                          191
                Customer contracts                                                  (1,153)
                Deferred revenue                                                    (1,453)
                                                                                   -------
                     Total adjustments                                              (2,415)
                                                                                   -------
              Goodwill                                                             $14,171


(b)      Represents elimination of historical equity balances of Banking
         Solutions.

(c) Represents amortization of customer contracts over 5 years and goodwill over 25 years.

(d) Represents elimination of interest expense on debt repaid upon acquisition.